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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date of earliest event
                            reported): July 9, 1998



                      ASSET BACKED SECURITIES CORPORATION
            (Exact name of registrant as specified in its charter)



          Delaware                     333-00365                13-3354848
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)



Eleven Madison Avenue
New York, New York                                                10010
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Address of Principal                                           (Zip Code)
Executive Offices


        Registrant's telephone number, including area code (212) 325-2000

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Not applicable.

(b) Not applicable.

(c) Exhibits (Numbered pursuant to Item 601 of Regulation S-K)

     Exhibit
     Number

     5.1.5   Opinion   of  Brown  &  Wood  LLP  with   respect   to   legality
             (Manufactured Housing)

     8.1.7 Opinion of Brown & Wood LLP with respect to tax matters (Manufactured Housing)

     23.1 Consent of Brown & Wood LLP (Manufactured Housing) (included in Exhibits 5.1.5 and 8.1.7)

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ASSET BACKED SECURITIES CORPORATION



                                      By: /s/ Fiachra T. O'Driscoll
                                         _________________________________
                                           Fiachra T. O'Driscoll
                                           Vice President
Dated:  July 9, 1998

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                               Index to Exhibits
                               -----------------
                                                          Sequentially
 Exhibit                                                    Numbered
   No.                                                    Exhibit Page
 -------                                                  ------------

5.1.5 Opinion of Brown & Wood LLP with respect to legality (Manufactured Housing)

8.1.7   Opinion of Brown & Wood LLP  with respect to
        Federal tax matters (Manufactured Housing)

23.1    Consent of Brown & Wood LLP (Manufactured
        Housing) (included in Exhibits 5.1.5 and 8.1.7)

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